EXHIBIT 99.1
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[PARAGON LOGO]                                                              NEWS
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FOR:                  PARAGON TECHNOLOGIES, INC.

CONTACTS:             Len Yurkovic, Acting CEO
                      610-252-3205
                      610-252-3102 (Fax)
                      www.ptgamex.com
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                 PARAGON TECHNOLOGIES AMENDS ITS EXISTING STOCK
                               REPURCHASE PROGRAM
                                    - - - - -
                  $3.5 Million Available for Stock Repurchases

EASTON, PA -- December 15, 2008 -- Paragon Technologies, Inc. (NYSE Alternext US:PTG), a leading supplier of "smart" material handling solutions, including systems, technologies, products and services, announced today that its Board of Directors amended its existing stock repurchase program by increasing the amount it has authorized management to repurchase from up to $20,000,000 of the Company's common stock to up to $22,000,000. The stock repurchases may, at the discretion of the Company's management, be made from time to time on the open market or in privately negotiated transactions. Under the stock repurchase program, the Company may repurchase shares of its common stock from time to time in compliance with SEC regulations and subject to market conditions. The stock repurchase program does not require the Company to acquire any specific number of shares, and the Company may terminate the program at any time. To date, cash expenditures for stock repurchases under the existing stock repurchase program have amounted to approximately $18,468,000. Subject to the $22,000,000 limitation, of which approximately $3,532,000 remains available for repurchases, the timing and quantity of any stock repurchases will be at the sole discretion of the Company.

                                     [MORE]

We Build Productivity                                          [SI SYSTEMS LOGO]
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      PARAGON TECHNOLOGIES, INC. o 600 Kuebler Road o Easton, PA 18040-9201
                        o 610.252.3205 o Fax 610.252.3102
                                 www.ptgamex.com
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[PARAGON LOGO]                                                            Page 2
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About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. SI Systems' branded technologies and material handling solutions address unit assembly in manufacturing operations and order fulfillment applications. One of the top material handling systems suppliers worldwide, SI Systems leading clients have included the United States Postal Service, BMG, Peterbilt, Honda, and Maybelline.



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Cautionary  Statement.  Certain  statements  contained  herein  are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange
Commission   rules,   regulations  and  releases.   Paragon  intends  that  such
forward-looking  statements be subject to the safe harbors created hereby. Among
other  things,  the   forward-looking   statements  regard  Paragon's  earnings,
liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations. The forward-looking statements contained in this press release may become outdated over time. Paragon does not assume any responsibility for
updating  any  forward-looking  statements.  Furthermore,   achievement  of  the
objectives of the Company is subject to certain risks, including, but not limited to, those risks outlined in Paragon's filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2007 and the most recent quarterly report on Form 10-Q for the quarter ended September 30, 2008.

     This press release and prior releases are available at www.ptgamex.com.
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